Loans and Borrowings - Schedule of Long-Term and Short-Term Loans and Borrowings (Details)	Jun. 30, 2025 SGD ($)	Jun. 30, 2025 USD ($)	Dec. 31, 2024 SGD ($)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 SGD ($)
Schedule of Long-Term and Short-Term Loans and Borrowings [Abstract]
Total loans and borrowings	$ 689,099	$ 541,787	$ 835,800	$ 611,770	$ 1,266,265
Less: loans and borrowings – current	216,550	170,257	256,729	187,915	429,603
Loans and borrowings – non-current	$ 472,549	$ 371,530	$ 579,071	$ 423,855	$ 836,662